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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: July 23, 2003

                        (Date of earliest event reported)


                        THE REYNOLDS AND REYNOLDS COMPANY

             (Exact name of registrant as specified in the charter)


OHIO                                   1-10147             31-0421120

(State or other jurisdiction    (Commission File No.)      (IRS Employer
      of incorporation)                                    Identification No.)

                        THE REYNOLDS AND REYNOLDS COMPANY
                   115 SOUTH LUDLOW STREET, DAYTON, OHIO 45402

                    (Address of Principal Executive Offices)


                                 (937) 485-2000

               (Registrant's telephone number including area code)


                                       N/A

          (Former name or former address, if changed since last report)


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ITEM 9.  REGULATION FD DISCLOSURE

         The following information is furnished pursuant to "Item 9. Regulation FD Disclosure" and "Item 12. Disclosure of Results of Operations and Financial Condition."

         On July 23, 2003, The Reynolds and Reynolds Company issued an earnings release announcing its financial results for the quarter ended June 30, 2003. A copy of the earnings release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            THE REYNOLDS AND REYNOLDS COMPANY


                            By: /s/ Douglas M. Ventura
                           ----------------------------------------

                            Douglas M. Ventura, Vice President, General
                            Counsel and Secretary

Dated: July 23, 2003

EXHIBIT INDEX
-------------

    99.1          Press Release of The Reynolds and Reynolds Company dated July
                  23, 2003.